Exhibit 99.1
Trulieve Reports Fourth Quarter and Full Year 2024 Results
Highlighting Margins and Cash Flow

•Fourth quarter revenue of $301 million, up 5% year over year, exceeding guidance
•Gross margin of 62%, compared to 54% during the fourth quarter of 2023
•Record 2024 cash flow from operations of $271 million and free cash flow of $150 million*

Tallahassee, FL – February 27, 2025 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced its results for the fourth quarter and full year ended December 31, 2024. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles unless otherwise indicated. Numbers may not sum perfectly due to rounding.
2024 Full Year Financial and Operational Highlights*
•Revenue of $1.2 billion increased 5% year over year, with 95% of revenue from retail sales.
•Achieved gross margin of 60%, with GAAP gross profit of $716 million.
•Reported net loss attributable to common shareholders of $155 million. Adjusted net loss of $19 million* excludes non-recurring charges, asset impairments, disposals and discontinued operations.
•Achieved record adjusted EBITDA of $420 million*, or 35% of revenue, up $98 million or 30% from 2023.
•Generated record cash flow from operations of $271 million and free cash flow of $150 million*.
•Cash and short term investments at year end totaled $300 million.
•Launched adult-use sales at three Ohio locations: Beavercreek, Columbus, and Westerville.
•Added 33 dispensaries in 2024, increasing retail footprint to 225 retail locations nationwide at year end.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
Q4 2024 Financial and Operational Highlights*
•Revenue of $301 million increased 5% year over year, with 95% of revenue from retail sales.
•Achieved gross margin of 62%, with GAAP gross profit of $187 million.
•Reported net loss attributable to common shareholders of $60 million. Adjusted net income of $3 million* excludes $55 million in campaign support and other non-recurring charges, asset impairments, disposals and discontinued operations.
•Achieved adjusted EBITDA of $111 million*, or 37% of revenue, up 27% year over year.
•Generated cash flow from operations of $31 million and free cash flow of $(12) million*, both of which were impacted by $55 million in campaign support.
•Opened 10 new dispensaries in Florida and Georgia.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.

Recent Developments
•Appointed Jason Pernell as President of Trulieve. Mr. Pernell has over two decades of experience as an entrepreneur and cannabis operator, co-founding Trulieve alongside Chairman and Chief Executive Officer Kim Rivers in 2015.
•Launched Onward, a premium, non-alcoholic THC beverage available for purchase by consumers 21 years and older at DrinkOnward.com for shipment to 36 states. Carefully crafted with a focus on taste, consistency, and quality, Onward beverages come in a variety of delicious flavors including Blueberry Mojito, Italian Spritz, Passionfruit Martini, Peach Bellini, and Sea Salt Margarita with product doses at 3 mg, 5 mg, and 10 mg.
•Opened five new retail locations in Maricopa, Arizona; Middleburg and Palm Coast, Florida; and Columbus and Zanesville, Ohio. Relocated one store to Lancaster, Pennsylvania.
•Currently operate 229 retail dispensaries and over four million square feet of cultivation and processing capacity in the United States.

Management Commentary

“The team set the bar for operational excellence, delivering industry leading margins and record cash flow,” said Kim Rivers, Trulieve CEO. “With our scaled operations, financial strength, and loyal customer base, Trulieve stands out as an industry leader with a differentiated strategy.”
Financial Highlights*

Results of Operations	For the Three Months Ended					For the Full Year Ended
(Figures in millions except per share data)	December 31, 2024	December 31, 2023	% Better / (Worse)	September 30, 2024	% Better / (Worse)	December 31, 2024	December 31, 2023	% Better / (Worse)
Revenue	$301	$287	5%	$284	6%	$1,186	$1,129	5%
Gross profit	$187	$154	22%	$173	8%	$716	$589	22%
Gross margin %	62%	54%		61%		60%	52%
Operating expenses	$186	$125	(49%)	$173	(8%)	$618	$810	24%
Operating expenses %	62%	43%		61%		52%	72%
Net loss**	$(60)	$(33)	(79%)	$(60)	1%	$(155)	$(527)	71%
Net loss continuing operations	$(60)	$(37)	(65%)	$(60)	(0%)	$(155)	$(436)	64%
Adjusted net income (loss)	$3	$(23)	113%	$(12)	124%	$(19)	$(70)	73%
Basic and diluted shares outstanding	190	189		190		190	189
EPS continuing operations	$(0.26)	$(0.19)	(40%)	$(0.32)	18%	$(0.79)	$(2.28)	66%
Adjusted EPS	$0.02	$(0.12)	113%	$(0.06)	124%	$(0.10)	$(0.37)	73%
Adjusted EBITDA	$111	$88	27%	$96	16%	$420	$322	30%
Adjusted EBITDA Margin %	37%	31%		34%		35%	29%

*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
**Net loss attributable to common shareholders which excludes non-controlling interest.

Conference Call
The Company will host a conference call and live audio webcast on February 27, 2025, at 8:30 A.M. Eastern time, to discuss its fourth quarter and full year 2024 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-844-824-3830	Passcode: 0313762

International: 1-412-542-4136	Passcode: 0313762

A live audio webcast of the conference call will be available at:
Trulieve Cannabis Corp Q4 2024 Earnings
A powerpoint presentation and archived replay of the webcast will be available at:
https://investors.trulieve.com/events
The Company’s Form 10-K for the year ended December 31, 2024, will be available on the SEC’s website or at https://investors.trulieve.com/quarterly-results. The Company’s Management Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on https://www.sedarplus.ca/landingpage/ and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except for share data)

	December 31, 2024	December 31, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$238.8	$201.4
Short-term investments	60.4	—
Restricted cash	0.9	6.6
Accounts receivable, net	8.3	6.7
Inventories	231.4	213.1
Income tax receivable	10.0	—
Prepaid expenses	23.0	17.6
Other current assets	26.2	23.7
Notes receivable - current portion, net	4.8	6.2
Assets associated with discontinued operations	0.9	2.0
Total current assets	604.6	477.3
Property and equipment, net	716.1	676.4
Right of use assets - operating, net	119.5	95.9
Right of use assets - finance, net	64.4	58.5
Intangible assets, net	859.5	917.2
Goodwill	483.9	483.9
Notes receivable, net	0.5	7.4
Other assets	19.8	10.4
Long-term assets associated with discontinued operations	2.0	2.0
TOTAL ASSETS	$2,870.3	$2,729.1
LIABILITIES
Current Liabilities:
Accounts payable and accrued liabilities	$94.0	$83.2
Deferred revenue	8.0	1.3
Notes payable - current portion	3.4	3.8
Operating lease liabilities - current portion	12.1	10.1
Finance lease liabilities - current portion	9.5	7.6
Construction finance liabilities - current portion	1.9	1.5
Contingencies	6.3	4.4
Liabilities associated with discontinued operations	3.1	3.0
Total current liabilities	138.5	114.8
Long-Term Liabilities:
Private placement notes, net	364.8	363.2
Notes payable, net	111.9	115.9
Operating lease liabilities	117.5	92.2
Finance lease liabilities	67.7	61.7
Construction finance liabilities	135.5	136.7
Deferred tax liabilities	196.5	207.0
Uncertain tax position liabilities	445.2	180.4
Other long-term liabilities	5.0	7.1
Long-term liabilities associated with discontinued operations	38.6	41.6
TOTAL LIABILITIES	$1,621.2	$1,320.4
SHAREHOLDERS’ EQUITY
Common stock, no par value; unlimited shares authorized. 191,005,940 and 186,235,818 shares issued and outstanding as of December 31, 2024 and December 31, 2023, respectively.	$—	$—
Additional paid-in-capital	2,057.0	2,055.1
Accumulated deficit	(795.7)	(640.6)
Non-controlling interest	(12.3)	(5.9)
TOTAL SHAREHOLDERS’ EQUITY	1,249.0	1,408.6
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,870.3	$2,729.1

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions, except for share data)

	Three Months Ended December 31,		Full Year Ended December 31,
	2024	2023	2024	2023
Revenue	$301.1	$287.0	$1,186.5	$1,129.2
Cost of goods sold	114.1	133.1	470.7	540.6
Gross profit	187.0	153.9	715.8	588.6
Expenses:
Sales and marketing	66.7	59.0	257.7	240.2
General and administrative	91.2	37.3	252.7	146.0
Depreciation and amortization	28.6	27.2	112.8	109.8
Impairment and disposal of long-lived assets, net of (recoveries)	(0.9)	1.2	(5.3)	6.7
Impairment of goodwill	—	—	—	307.6
Total expenses	185.7	124.7	618.0	810.2
Income (loss) from operations	1.3	29.2	97.8	(221.6)
Other income (expense):
Interest expense, net	(14.6)	(20.6)	(62.2)	(81.6)
Interest income	3.2	1.8	14.7	6.2
Debt extinguishments, net	—	(2.2)	—	5.9
Other (expense) income, net	(2.8)	0.7	(7.6)	6.5
Total other expense, net	(14.2)	(20.4)	(55.1)	(62.9)
(Loss) income before provision for income taxes	(12.9)	8.8	42.7	(284.5)
Provision for income taxes	47.6	45.4	197.6	151.4
Net loss from continuing operations	(60.5)	(36.6)	(154.9)	(435.9)
Net loss from discontinued operations, net of tax benefit of zero, $4.7, zero, and $4.1, respectively	(1.1)	1.8	(5.7)	(97.2)
Net loss	(61.6)	(34.8)	(160.6)	(533.1)
Less: net loss attributable to non-controlling interest from continuing operations	(2.7)	(1.4)	(5.5)	(5.1)
Less: net loss attributable to formerly redeemable non-controlling interest from continuing operations	0.9	—	—	—
Less: net loss attributable to non-controlling interest from discontinued operations	—	—	—	(1.2)
Net loss attributable to common shareholders	$(59.8)	$(33.4)	$(155.1)	$(526.8)

Earnings Per Share (see numerator reconciliation below)
Net loss per share - Continuing operations:
Basic and diluted	$(0.26)	$(0.19)	$(0.79)	$(2.28)
Net loss per share - Discontinued operations:
Basic and diluted	$(0.01)	$0.01	$(0.03)	$(0.51)
Weighted average number of common shares used in computing net loss per share:
Basic and diluted	190.0	189.0	190.0	189.0

EPS Numerator Reconciliation
Net loss attributable to common shareholders (from above)	$(59.8)	$(33.4)	$(155.1)	$(526.8)
Net loss from discontinued operations, net of tax, attributable to common shareholders	1.1	(1.8)	5.7	96.0
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	9.0	—	—	—
Net loss from continuing operations available to common shareholders	$(49.7)	$(35.2)	$(149.4)	$(430.7)

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Three Months Ended December 31,		Full Year Ended December 31,
	2024	2023	2024	2023
Cash flows from operating activities
Net loss	$(61.6)	$(34.8)	$(160.6)	$(533.1)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	28.6	27.2	112.8	110.8
Depreciation included in cost of goods sold	13.5	14.4	53.6	59.8
Debt extinguishments, net	—	2.2	—	(5.9)
Impairment and disposal of long-lived assets, net of (recoveries)	(0.9)	1.2	(5.3)	6.7
Impairment of goodwill	—	—	—	307.6
Amortization of operating lease right of use assets	3.2	2.5	11.5	10.3
Share-based compensation	4.6	3.2	20.2	10.6
Allowance for credit losses	0.9	1.9	5.8	2.8
Deferred income taxes	(7.7)	1.5	(10.4)	(17.2)
Loss from disposal of discontinued operations	—	(0.4)	—	69.5
Other non-cash changes	0.0	1.4	0.9	6.5
Changes in operating assets and liabilities:
Inventories	(10.5)	16.8	(18.7)	83.3
Accounts receivable	1.5	0.1	0.7	(1.7)
Prepaid expenses and other current assets	(5.3)	(2.5)	(6.1)	6.8
Other assets	3.2	0.9	(2.9)	3.0
Accounts payable and accrued liabilities	2.6	(2.9)	7.2	1.6
Income tax receivable / payable	(4.2)	1.0	(8.5)	(48.8)
Other liabilities	1.7	0.6	1.9	(13.8)
Operating lease liabilities	(2.0)	(2.2)	(8.0)	(9.2)
Deferred revenue	1.4	(2.2)	6.7	(8.2)
Uncertain tax position liabilities	61.1	99.1	264.9	160.9
Other long-term liabilities	(1.6)	2.4	(2.2)	(0.2)
Proceeds received from insurance for operating expenses	2.1	—	8.0	—
Net cash provided by operating activities	30.7	131.5	271.5	201.8
Cash flows from investing activities
Purchases of property and equipment	(42.5)	(9.4)	(121.5)	(40.4)
Capitalized interest	(0.2)	—	(1.1)	0.1
Payments made for issuance of note receivable	—	(0.8)	—	(0.8)
Purchases of internal use software	(6.8)	(2.9)	(25.1)	(10.6)
Purchases of short-term investments	—	—	(80.0)	—
Maturities of short-term investments	20.0	—	20.0	—
Cash paid for licenses	—	(0.7)	(7.0)	(4.6)
Payment for initial direct costs on finance leases	—	—	(0.6)	—
Proceeds from notes receivable repayments	0.8	0.3	1.7	0.9
Proceeds from disposal activities	5.5	6.1	6.5	17.9
Proceeds received from insurance recoveries on property and equipment	—	—	0.5	—
Net cash used in investing activities	(23.2)	(7.2)	(206.6)	(37.5)
Cash flows from financing activities
Payments for taxes related to net share settlement of equity awards	(2.5)	(0.5)	(14.8)	(0.5)
Payments on finance lease obligations	(2.1)	(1.9)	(7.6)	(7.6)
Payments on notes payable	(0.8)	(6.3)	(4.7)	(11.8)
Payments on construction finance liabilities	(0.9)	(0.8)	(3.5)	(2.1)
Payments and costs related to consolidated VIE settlement transaction	—	—	(5.1)	—
Distributions to subsidiary non-controlling interest	—	—	(1.1)	(0.1)
Payments on private placement notes	—	(130.0)	—	(177.6)
Payments for debt issuance costs	—	(0.3)	—	(0.8)
Proceeds from non-controlling interest holders' subscription	—	—	3.0	—
Proceeds from equity exercises	—	—	0.2	—
Proceeds from notes payable, net of discounts	—	24.7	—	24.7
Net cash used in financing activities	(6.4)	(115.0)	(33.4)	(175.6)
Net increase (decrease) in cash, cash equivalents, and restricted cash	1.1	9.3	31.4	(11.2)
Cash, cash equivalents, and restricted cash, beginning of period	238.6	198.9	208.0	213.8
Cash and cash equivalents of discontinued operations, beginning of period	—	0.1	0.3	5.7
Less: cash and cash equivalents of discontinued operations, end of period	—	(0.3)	—	(0.3)
Cash, cash equivalents, and restricted cash, end of period	$239.7	$208.0	$239.7	$208.0

The consolidated statements of cash flows include continuing operations and discontinued operations for the periods presented.

Non-GAAP Financial Measures (Unaudited)
In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per diluted share, and free cash flow.
The Company calculates EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; adjusted EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain extraordinary items; EBITDA margin as EBITDA as % of revenue; adjusted EBITDA margin as adjusted EBITDA as % of revenue; adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted EPS as adjusted net income (loss) divided by basic and diluted shares outstanding; and free cash flow as cash flow from operations less capital expenditures.
Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Reconciliation of Non-GAAP EBITDA and Adjusted EBITDA (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders to non-GAAP EBITDA and Adjusted EBITDA for each of the periods presented:

(Amounts expressed in millions of United States dollars)	Three Months Ended			For the Full Year Ended
	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Net loss attributable to common shareholders	$(59.8)	$(33.4)	$(60.2)	$(155.1)	$(526.8)
Add (deduct) impact of:
Interest expense, net	$14.6	$20.6	$17.5	$62.2	$81.6
Interest income	$(3.2)	$(1.8)	$(4.2)	$(14.7)	$(6.2)
Provision for income taxes	$47.6	$45.4	$47.4	$197.6	$151.4
Depreciation and amortization	$28.6	$27.2	$28.3	$112.8	$109.8
Depreciation included in cost of goods sold	$13.5	$14.5	$13.3	$53.6	$57.2
EBITDA (Non-GAAP)	$41.3	$72.5	$42.1	$256.4	$(133.0)
EBITDA Margin (Non-GAAP)	14%	25%	15%	22%	(12%)

Impairment of goodwill	$—	$—	$—	$—	$307.6
Impairment and disposal of long-lived assets, net of (recoveries)	$(0.9)	$1.2	$(4.3)	$(5.3)	$6.7
Legislative campaign contributions	$54.8	$0.5	$48.4	$117.5	$20.1
Acquisition, transaction, and other non-recurring costs	$7.6	$10.7	$2.6	$18.2	$26.9
Share-based compensation	$4.6	$3.2	$5.5	$20.2	$10.6
Debt extinguishments, net	$—	$2.2	$—	$—	$(5.9)
Other expense (income), net	$2.8	$(0.7)	$0.2	$7.6	$(6.5)
Discontinued operations, net of tax, attributable to common shareholders	$1.1	$(1.8)	$1.6	$5.7	$96.0
Adjusted EBITDA (Non-GAAP)	$111.4	$87.8	$96.1	$420.2	$322.3
Adjusted EBITDA Margin (Non-GAAP)	37%	31%	34%	35%	29%

Reconciliation of Non-GAAP Adjusted Net Income (Loss) (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders to non-GAAP adjusted net income (loss), for each of the periods presented:

	For the Three Months Ended			For the Full Year Ended
(Amounts expressed in millions of United States dollars)	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Net loss attributable to common shareholders	$(59.8)	$(33.4)	$(60.2)	$(155.1)	$(526.8)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$1.1	$(1.8)	$1.6	$5.7	$96.0
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$9.0	$—	$(2.1)	$—	$—
Net loss from continuing operations available to common shareholders	$(49.7)	$(35.2)	$(60.6)	$(149.4)	$(430.7)
Add (deduct) impact of:
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$(9.0)	$—	$2.1	$—	$—
Impairment of goodwill	$—	$—	$—	$—	$307.6
Impairment and disposal of long-lived assets, net of (recoveries)	$(0.9)	$1.2	$(4.3)	$(5.3)	$6.7
Legislative campaign contributions	$54.8	$0.5	$48.4	$117.5	$20.1
Acquisition, transaction, and other non-recurring costs	$7.6	$10.7	$2.6	$18.2	$26.9
Fair value of derivative liabilities - warrants	$—	$—	$—	$—	$(0.3)
Adjusted net income (loss) (Non-GAAP)	$2.9	$(22.8)	$(11.9)	$(19.0)	$(69.8)

Reconciliation of Non-GAAP Adjusted Net Income (Loss) Per Diluted Share (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders per share to non-GAAP adjusted net income (loss) per diluted share, for each of the periods presented:

	For the Three Months Ended			For the Full Year Ended
(Amounts expressed are per share except for shares which are in millions)	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Net loss attributable to common shareholders	$(0.31)	$(0.18)	$(0.32)	$(0.82)	$(2.79)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$0.01	$(0.01)	$0.01	$0.03	$0.51
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$0.05	$—	$(0.01)	$—	$—
Net loss from continuing operations available to common shareholders	$(0.26)	$(0.19)	$(0.32)	$(0.79)	$(2.28)
Add (deduct) impact of:
Adjustment of formerly redeemable non-controlling interest to maximum redemption value	$(0.05)	$—	$0.01	$—	$—
Impairment of goodwill	$—	$—	$—	$—	$1.63
Impairment and disposal of long-lived assets, net of (recoveries)	$(0.00)	$0.01	$(0.02)	$(0.03)	$0.04
Legislative campaign contributions	$0.29	$0.00	$0.25	$0.62	$0.11
Acquisition, transaction, and other non-recurring costs	$0.04	$0.06	$0.01	$0.10	$0.14
Fair value of derivative liabilities - warrants	$—	$—	$—	$—	$(0.00)
Adjusted net income (loss) (Non-GAAP)	$0.02	$(0.12)	$(0.06)	$(0.10)	$(0.37)
Basic and diluted shares outstanding	190.0	189.0	190.2	190.0	189.0

Reconciliation of Non-GAAP Free Cash Flow (Unaudited)
The following table presents a reconciliation of GAAP cash flow from operating activities to non-GAAP free cash flow, for each of the periods presented:

	For the Three Months Ended			For the Full Year Ended
(Amounts expressed in millions of United States dollars)	December 31, 2024	December 31, 2023	September 30, 2024	December 31, 2024	December 31, 2023
Cash flow from operating activities	$30.7	$131.5	$30.3	$271.5	$201.8
Payments for property and equipment	$(42.5)	$(9.4)	$(36.9)	$(121.5)	$(40.4)
Free cash flow (Non-GAAP)	$(11.8)	$122.1	$(6.6)	$150.0	$161.5

Forward-Looking Statements
This news release includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s 2025 objectives, growth opportunities, and positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United Sates Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca/landingpage/. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve

Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

Facebook: @Trulieve
Instagram: @Trulieve_
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Investor Contact
Christine Hersey, Vice President of Investor Relations
+1 (424) 202-0210
Christine.Hersey@Trulieve.com
Media Contact
Phil Buck, APR, Corporate Communications Manager
+1 (406) 370-6226
Philip.Buck@Trulieve.com